GOF-P11 09/26

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED SEPTEMBER 8, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED AUGUST 1, 2026, OF
BRANDYWINEGLOBAL—DYNAMIC US LARGE CAP VALUE ETF
BRANDYWINEGLOBAL—U.S. FIXED INCOME ETF
FRANKLIN MULTISECTOR INCOME ETF

On September 3, 2026, the Board of Trustees of Franklin Templeton ETF Trust, on behalf of the BrandywineGLOBAL—Dynamic US Large Cap Value ETF, BrandywineGLOBAL—U.S. Fixed Income ETF, and Franklin Multisector Income ETF (each a “Fund” and together, the “Funds”), approved a proposal to liquidate and dissolve the Funds. Each liquidation is anticipated to occur on or about November 3, 2026.

After the close of business on October 6, 2026, the Funds will no longer accept creation orders. Trading in the Funds on the Nasdaq Stock Market LLC (NASDAQ) will be halted prior to market open on October 28, 2026. Proceeds of each liquidation are currently scheduled to be sent to the Fund’s respective shareholders on or about November 3, 2026.

When the Funds are in the process of liquidating their portfolios, which is anticipated to commence prior to October 28, 2026, the Funds will hold cash and securities that may not be consistent with the Funds’ investment goals and strategies.

Shareholders may sell their shares of a Fund on NASDAQ until the market close on October 27, 2026 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. The Funds’ shares will no longer trade on NASDAQ after market close on October 27, 2026, and the shares will be subsequently delisted. At the time the liquidation of a Fund is complete, shares of such Fund will be individually redeemed. Shareholders who do not sell their shares of a Fund before market close on October 27, 2026, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about November 3, 2026.

For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, a Fund may declare taxable distributions of its income and/or capital gain. Shareholders should consult their tax advisers regarding the effect of a Fund’s liquidation in light of their individual circumstances.

Please retain this supplement for future reference.